UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑                Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

The Goldman Sachs Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 24, 2012.

Meeting Information
THE GOLDMAN SACHS GROUP, INC.		Meeting Type: Annual
For holders as of: March 26, 2012
Date: May 24, 2012 Time: 9:30 a.m.
	Location:	30 Hudson Street
6th Floor
Jersey City, NJ 07302

You are receiving this communication because you hold shares in the above named company.
THE GOLDMAN SACHS GROUP, INC. 200 WEST STREET NEW YORK, NEW YORK 10282

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request an e-mail or paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT 2011 ANNUAL REPORT TO SHAREHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements to vote in person. At the meeting, you will need to request a ballot to vote these shares. For information on how to get directions and vote in person, please refer to our Proxy Statement.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Phone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card or vote instruction form.

Voting Items

The Board of Directors recommends you vote FOR proposals 1-3:

1. Election of Directors:
1a.	Lloyd C. Blankfein
1b.	M. Michele Burns
1c.	Gary D. Cohn
1d.	Claes Dahlbäck

1e.	Stephen Friedman

1f.	William W. George
1g.	James A. Johnson
1h.	Lakshmi N. Mittal
1i.	James J. Schiro
1j.	Debora L. Spar

2.	Advisory Vote to Approve Executive Compensation (Say on Pay)

3.	Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012

The Board of Directors recommends you vote AGAINST proposals 4-6:
4.	Shareholder Proposal Regarding Cumulative Voting

5.	Shareholder Proposal Regarding
Executive Compensation and Long-Term Performance

6.	Shareholder Proposal Regarding
Report on Lobbying Expenditures

Questions & Answers

Why am I receiving this Notice of Internet Availability?

How do I vote my shares?

▶ Why did I receive this Notice of Internet Availability (Notice) and not the printed proxy materials?

Under SEC rules, companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials:

▶	Increases shareholder value and lowers your company’s printing and mailing costs.

▶	Reduces environmental impact - saves trees and reduces fossil fuel consumption.

▶	Allows faster notification of how to access materials in an easily searchable format.

▶ How do I view the proxy materials online?

Go to www.ProxyVote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow located on the Notice.

▶ What if I still prefer to receive a paper or e-mail copy of the proxy materials?

You can easily request a paper or e-mail copy at no cost. You will need the information on the Notice that is printed in the box marked by the arrow and select from one of the three options below.

▶	By INTERNET at www.ProxyVote.com

▶	By TELEPHONE, toll-free at 1-800-579-1639; or

▶	By sending an E-MAIL to sendmaterial@proxyvote.com. Simply enter the information in the box from the Notice in the subject line.
No other information is necessary.

Questions & Answers

Why am I receiving this Notice of Internet Availability?

How do I vote my shares?

▶ Can I request to receive my materials by e-mail or in paper form rather than receive a Notice in the future?

You may request to receive proxy materials for all future meetings either by e-mail or in paper form by mail. To request future copies by e-mail or in paper form, go to www.ProxyVote.com or www.investordelivery.com and follow the instructions.

▶ How can I vote my shares?

▶	You may vote your shares via the INTERNET at www.ProxyVote.com.

▶	It is necessary to provide the information printed in the box marked by the arrow located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information necessary to make an informed voting decision.

▶	You may vote your shares BY MAIL by requesting a paper copy of the proxy materials which includes a proxy card or vote instruction form.

▶	You may vote your shares BY PHONE by requesting a paper copy of the proxy materials or by viewing the proxy materials at www.ProxyVote.com, at which time a toll-free number will be provided. You will need a touch tone telephone to vote by phone.

▶	You may also vote your shares IN PERSON at the company’s meeting. Please refer to the proxy statement for specific instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml

NTC Q&A BEN-4C-03/10	Printed on recycled paper